UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 24, 1999




                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)





        Delaware                        1-12074              72-1235413
(State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)       Number)           Identification No.)






      625 E. Kaliste Saloom Road
         Lafayette, Louisiana                              70508
 (Address of principal executive offices)                (Zip code)


     Registrant's telephone number, including area code: (318) 237-0410

Item 6. RESIGNATION OF DIRECTOR

         On May 21, 1999, Stone Energy Corporation announced that Michael L. Finch, Chief Financial Officer, had resigned. Mr. Finch, 43 years old, also held the title of Executive Vice President and was a member of the Board of Directors. The resignation takes effect immediately. No successor has been named at this time and James H. Prince, Vice President, Controller and Chief Accounting Officer, has been designated the company contact until further notice.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits as follows:

17.1     Director's letter of resignation dated May 20, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    STONE ENERGY CORPORATION



Date:  May 24, 1999                 By:    /s/  James H. Prince
                                         ------------------------
                                                James H. Prince
                                          Vice President, Controller
                                         and Chief Accounting Officer